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                                                                   EXHIBIT 10.10

WHEN RECORDED, RETURN TO:


Janet E. Follstaedt, Esq.
Winstead Sechrest & Minick P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270



                                  DEED OF TRUST

        This DEED OF TRUST (herein referred to as the "LIEN INSTRUMENT"), entered into effective as of February 9, 2004, by BEHRINGER HARVARD WOODALL RODGERS LP, a limited partnership organized under the laws of the State of Texas ("BORROWER"), whose mailing address for notice hereunder, address and location is 1323 North Stemmons Freeway, Suite 212, Dallas, Texas 75207, Attention:
Robert Behringer, to Janet E. Follstaedt, Esq., Trustee, whose address is c/o Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270-2199, for the benefit of the hereinafter described Lender.

                                    ARTICLE I

                                   DEFINITIONS

        1.1 DEFINITIONS. As used herein, the following terms shall have the following meanings:

        ASSIGNMENT: That certain Assignment of Rents and Leases of even date herewith executed by Borrower to Lender.

        BORROWER: The individual or entity described as Borrower in the initial paragraph of this Lien Instrument and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Lender's consent to any Disposition of the Mortgaged Property).

        CODE: The Uniform Commercial Code, as amended from time to time, in effect in the state in which the Mortgaged Property is located.

        CONSTITUENT PARTY: Any signatory to this Lien Instrument that signs on Borrower's behalf that is a corporation, general partner, general partnership, limited partnership, joint venture, trust, or other type of business organization.

        CONTESTED ITEM: Any imposition, mechanic's or materialman's lien asserted against all or any portion of the Mortgaged Property if, and so long as
(i) Borrower has notified Lender of same within five (5) days of obtaining knowledge thereof, (ii) Borrower shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement of collection of the same and the sale of the Mortgaged Property or any part thereof, to satisfy the same, (iii) Borrower shall have furnished to Lender a cash deposit, or an indemnity

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bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of such imposition or lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to ensure payment of the matters under contest and to prevent any sale or forfeiture of the Mortgaged Property or any part thereof, (iv) Borrower shall promptly upon final determination thereof pay the amount of any such imposition or lien claim so determined, together with all costs, interest and penalties which may be payable in connection therewith, (v) the failure to pay such imposition or lien claim does not constitute a default under any other lien instrument, mortgage or security interest covering or affecting any part of the Mortgaged Property, and (vi) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay any such imposition or lien claim notwithstanding such contest, if in the reasonable opinion of Lender the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

        CONTRACTS: All of the right, title, and interest of Borrower in, to, and under any and all (i) agreements relating in any way to the construction of the Improvements or provision of materials therefore; (ii) contracts for the sale of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, together with all payments, earnings, income, and profits arising from sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto; (iii) contracts, licenses, permits, and rights relating to utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the Mortgaged Property; and (iv) all other contracts which in any way relate to the design, use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases or other agreements pursuant to which Borrower is granted a possessory interest in the Land), including but not limited to, engineer contracts, architect's contracts, maintenance agreements, construction contracts and service contracts.

        DEBTOR RELIEF LAWS: Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or similar laws affecting the rights of creditors.

        DEFAULT RATE: The rate of interest specified in the Note to be paid by the maker of the Note from and after the occurrence of a default in payment under the provisions of the Note and Loan Documents but not in excess of the Maximum Lawful Rate.

        DISPOSITION: Any sale, lease (except as expressly permitted pursuant to the Loan Documents), exchange, assignment, conveyance, transfer, trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part, directly or indirectly, of the beneficial ownership interest in Borrower (if Borrower is a corporation, limited liability company, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity).


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        ENVIRONMENTAL INDEMNIFICATION AGREEMENT: That certain Certificate and
Indemnification Regarding Hazardous Substances of even date herewith executed by Borrower for the benefit of Lender.

        EVENT OF DEFAULT: Any happening or occurrence described in ARTICLE VI hereof.

        FINANCING STATEMENT: The financing statement or financing statements (on Standard Form UCC-1 or otherwise) executed and delivered by Borrower in connection with the Loan Documents.

        FIXTURES: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, which are now owned or hereafter acquired by Borrower and are now or hereafter attached to the Land or the Improvements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.

        GOVERNMENTAL AUTHORITY: Any and all applicable courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.

        GROUND LEASE: That certain Amended and Restated Lease dated September 30, 1998 by and between Orien L. Woolf and Oly Uptown General Partnership, a memorandum of which was recorded on November 1, 1998 in Volume 98192, Page 1322 of the Real Property Records of Dallas County, Texas, in which a leasehold interest was granted in, among other things, the real property located in the City of Dallas, Dallas County, Texas and more particularly described as Tract III on EXHIBIT A, as such lease has been amended, restated, modified, renewed, extended and assigned to Borrower.

        GUARANTOR: Not applicable.

        GUARANTY: Not applicable.

        IMPOSITIONS: (i) All real estate and personal property taxes, charges, assessments, standby fees, excises, and levies and any interest, costs, or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied, or imposed upon the Mortgaged Property or the ownership, use, occupancy, or enjoyment thereof, or any portion thereof, or the sidewalks, streets, or alleyways adjacent thereto; (ii) any charges, fees, license payments, or other sums payable for or under any easement, license, or agreement maintained for the benefit of the Mortgaged Property; (iii) water, gas, sewer, electricity, and other utility charges and fees relating to the Mortgaged Property; and (iv) assessments and charges arising under any subdivision, condominium, planned unit development, or other declarations, restrictions, regimes, or agreements affecting the Mortgaged Property.

        IMPROVEMENTS: Any and all buildings, covered garages, air conditioning towers, open parking areas, structures and other improvements, and any and all additions, alterations,


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betterments or appurtenances thereto, now or at any time hereafter situated, placed, or constructed upon the Land or any part thereof.

        INDEBTEDNESS: (i) The principal of, interest on, or other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments, or premiums payable under the Loan Documents; (iii) such additional sums, with interest thereon, as may hereafter be borrowed from Lender, its successors or assigns, by the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (iv) any and all other indebtedness, obligations, and liabilities of any kind or character of the Borrower to Lender, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, or direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations, and liabilities to Lender of the Borrower as a member of any partnership, joint venture, trust or other type of business association, or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums; and (v) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements, and extensions of any of the foregoing, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums. Notwithstanding the foregoing provisions of this definition, this Lien Instrument shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate, nor shall this definition operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt or obligation of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.

        LAND: The real property or interest therein described in EXHIBIT A attached hereto and incorporated herein by this reference, together with all right, title, interest, and privileges of Borrower in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water and water rights, timber, crops, pertaining to such real property; and (iv) all appurtenances and all reversions and remainders in or to such real property.

        LEASES: Any and all leases, master leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.

        LEGAL REQUIREMENTS: Any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates, or ordinances of any Governmental Authority in any way applicable to Borrower, any Guarantor or the Mortgaged Property.


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        LENDER: BENCHMARK BANK, a Texas state bank, whose address for notice hereunder is 5700 Legacy Drive, Suite 10, Plano, Texas 75024, Attention: Dennis Oliver, and the subsequent holder or holders, from time to time, of the Note.

        LOAN DOCUMENTS: The Note, this Lien Instrument, the Financing Statement, the Guaranty, the Assignment, the Environmental Indemnification Agreement, and any and all other documents now or hereafter executed by the Borrower, Guarantor, or any other person or party in connection with the loan evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations.

        MAXIMUM LAWFUL RATE: The rate utilized by Lender pursuant to either (i) the weekly rate ceiling from time to time in effect as provided in Chapter 303, as amended, of the Texas Finance Code, or (ii) United States federal law which permits Lender to contract for, charge, or receive a greater amount of interest than that provided by such Chapter 303, as amended, for the purpose of determining the maximum lawful rate allowed by applicable laws. Additionally, to the extent permitted by applicable law now or hereinafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Lawful Rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.

        MINERALS: All substances in, on, or under the Land which are now, or may become in the future, intrinsically valuable, that is, valuable in themselves, and which now or may be in the future enjoyed through extraction or removal from the Land, including without limitation, oil, gas, and all other hydrocarbons, coal, lignite, carbon dioxide and all other nonhydrocarbon gases, uranium and all other radioactive substances, and gold, silver, copper, iron and all other metallic substances or ores.

        MORTGAGED PROPERTY: The Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Leases, Rents and any interest of Borrower now owned or hereafter acquired in and to the Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Leases, Rents, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations. As used in this Lien Instrument, the term "MORTGAGED PROPERTY" shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.

        NOTE: That certain Promissory Note of even date herewith, incorporated herein by this reference, executed by Borrower and payable to the order of Lender in the principal amount of THREE MILLION SIX HUNDRED THOUSAND AND NO/100 Dollars ($3,600,000.00) and any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.

        OBLIGATIONS: Any and all of the covenants, conditions, warranties, representations, and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Guarantor, or any other person or party to the Loan Documents to Lender, Trustee, or others as set forth in the Loan Documents, the Leases, and in any deed, lease, sublease, or other form of


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conveyance, or any other agreement pursuant to which Borrower is granted a possessory interest in the Land.

        PERMITTED DISPOSITION: Collectively, (i) the transfer of limited partnership interests in either the Borrower or any general partner of Borrower to any party that controls, is controlled by or is under common control with Borrower, or (ii) the transfer of limited liability company membership interests or shareholder's interests in the general partner of Borrower to any party that controls, is controlled by or is under common control with Borrower, so long as the effect of any such transfer or assignment does not change the effective majority ownership or control of such general partner entities.

        PERMITTED EXCEPTIONS: The liens, easements, restrictions, security interests and other title matters (if any) as reflected on the mortgagee policy of title insurance accepted by Lender with respect to this Lien Instrument.

        PERSONALTY: All of the right, title, and interest of Borrower in and to
(i) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm products, timber and timber to be cut, and extracted Minerals); (ii) general intangibles (including payment intangibles), money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, inventory, monetary obligations, chattel paper (including electronic chattel paper), investment property, instruments, documents, letter of credit rights, and commercial tort claims; (iii) all refundable, returnable, or reimbursable fees, deposit accounts, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Contracts or Personalty, including but not limited to those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; and (iv) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Borrower, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.

        RENTS: All of the rents, revenues, income, proceeds, profits, security and other types of deposits (after Borrower acquires title thereto), and other benefits paid or payable by parties to the Contracts and/or Leases, other than Borrower for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

        SUBORDINATE MORTGAGE: Any mortgage, lien instrument, pledge, lien (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or


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other title retention agreement, covering all or any portion of the Mortgaged
Property executed and delivered by Borrower, the lien of which is subordinate and inferior to the lien of this Lien Instrument.

        TRUSTEE: The individual described as Trustee in the initial paragraph of this Lien Instrument.

                                   ARTICLE II

                                      GRANT

        2.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Borrower has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, with power of sale, the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Borrower does hereby bind itself, its successors, and assigns, to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof.

                                  ARTICLE III

                         WARRANTIES AND REPRESENTATIONS

        Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof and at all times during the term of this Lien Instrument, as follows:

        3.1 TITLE AND LIEN. Borrower has good and indefeasible title to the Land (in fee simple, if the lien created hereunder be on the fee, or a first and prior leasehold estate, if it be created on the leasehold estate) and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases (other than the Leases), covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions. This Lien Instrument constitutes a valid, subsisting first lien on the Land, the Improvements, and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, Contracts and to the extent that the terms Leases and Rents include items covered by the Code, in and to the Leases and Rents; and a valid, subsisting first priority assignment of the Leases and Rents not covered by the Code, all in accordance with the terms hereof.

        3.2 TAXES. Borrower, each Constituent Party, and Guarantor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, any Constituent Party, nor Guarantor knows of any basis for any additional assessment in respect of any such taxes and related liabilities except that which may result from increased valuation or tax rate resulting from the construction of the Improvements.


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        3.3     MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed pursuant to the provisions hereof, is true and correct.

        3.4 LEGAL REQUIREMENTS. To the best of Borrower's knowledge after investigation and due inquiry, no violation of any Legal Requirements exists or will exist with respect to the Mortgaged Property and neither the Borrower nor the Guarantor are, nor will they be, in default with respect to any Legal Requirements.

        3.5 UTILITY SERVICES. All utility services of sufficient size and capacity necessary for the use of the Improvements for their intended purposes are available at the property line(s) of the Land for connection to the Improvements, including potable water, storm and sanitary sewer, gas, electric and telephone facilities.

        3.6 ACCESS. All roads necessary for the full utilization of the Improvements for their intended purposes have been completed and have been dedicated to the public use and accepted by the appropriate Governmental Authority.

        3.7 FINANCIAL STATEMENTS. Each financial statement of Borrower and Guarantors delivered heretofore, concurrently herewith or hereafter to Lender was and will be prepared in conformity with general accepted accounting principles, or other good accounting principles approved by Lender in writing, applied on a basis consistent with that of previous statements and completely and accurately disclose the financial condition of Borrower and Guarantors (including all contingent liabilities) as of the date thereof and for the period covered thereby, and as of the date hereof there has been no material adverse change in either Borrower's or Guarantors' financial condition subsequent to the date of the most recent financial statement of Borrower and Guarantors delivered to Lender.

        3.8 STATEMENTS. No certificate, statement, report or other information delivered heretofore, concurrently herewith or hereafter by Borrower or Guarantors to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains or will contain any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading, and same were true, complete and accurate as of the date hereof.

        3.9 ERISA. The Borrower, Guarantor, Borrower's Constituent Parties, and Guarantor's Constituent Parties are not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and the assets of such parties do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3101 of any "employee benefit plan" as defined in Section 3(3) of ERISA which is sponsored or maintained solely by Lender, American Bank of Texas, W. Scott Ragland, Billy J. Herrin, Scott H. Shuford or MS Family Limited Partnership.

        3.10 INDEBTEDNESS, OPERATIONS AND FUNDAMENTAL CHANGES OF BORROWER. Borrower does not own any encumbered asset other than (i) the Mortgaged Property, and (ii) incidental personal property necessary for the operation of the Mortgaged Property; (b) is not engaged in any business other than the ownership, management and operation of the Mortgaged Property; (c) has not incurred any debt, secured or unsecured, direct or contingent (including guaranteeing any


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obligation), other than (i) the Indebtedness, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Mortgaged Property; no debt whatsoever may be secured (senior, subordinate or pari passu) by the Mortgaged Property except the Indebtedness; (d) has not made any loans or advances to any third party (including any member, manager, general partner, principal or affiliate of Borrower, or any Guarantor); (e) is solvent and is able to pay its debts from its assets as the same shall become due; (f) has done all things necessary to preserve its existence and corporate and partnership formalities; (g) has maintained its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; (h) has, and any general partner of Borrower has, at all times since their respective formation, observed all legal and customary formalities regarding their respective formation; and
(i) does not hold itself out to be responsible for the debts and obligations of any other person.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

        Borrower hereby unconditionally covenants and agrees with Lender, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

        4.1 PAYMENT AND PERFORMANCE. Borrower will pay the Indebtedness as and when specified in the Loan Documents, and will perform and discharge all of the Obligations, in full and on or before the dates same are to be performed.

        4.2 EXISTENCE. Borrower will and will cause each Constituent Party to preserve and keep in full force and effect its existence (separate and apart from its affiliates), rights, franchises, and trade names.

        4.3 FIRST LIEN STATUS. Borrower will protect the first lien and security interest status of this Lien Instrument and the other Loan Documents and will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions.

        4.4 TAX ON LIEN INSTRUMENT. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Lien Instrument, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Borrower will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Borrower to pay such taxes, then Borrower must prepay the Indebtedness in full within sixty (60) days after demand therefor by Lender.

        4.5 EXPENSES. Subject to the provisions of SECTION 12.11 hereof, Borrower will pay on demand all reasonable and bona fide out-of-pocket costs, fees, and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender or Trustee to third parties incident to this Lien Instrument or any other Loan


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Document (including without limitation, reasonable attorneys' fees and expenses in connection with the negotiation, preparation, and execution of any of the Loan Documents and any amendment thereto, any release hereof, any consent, approval or waiver hereunder or under any of the Loan Documents, and any suit to which Lender or Trustee is a party involving this Lien Instrument or the Mortgaged Property) or incident to the enforcement of the Indebtedness or the exercise of any right or remedy of Lender under any Loan Document.

        4.6 ADDRESS. Borrower shall give written notice to Lender and Trustee of any change of address of Borrower at least thirty (30) days prior to the effective date of such change of address. Absent such official written notice of a change in address for Borrower, then Lender and Trustee shall be entitled for all purposes under the Loan Documents to rely upon Borrower's address as set forth in the initial paragraph of this Lien Instrument, as same may have been theretofore changed in accordance with the provisions hereof.

        4.7 PROHIBITED PERSON COMPLIANCE. Borrower warrants, represents and covenants that neither Borrower, Guarantor nor any of their respective affiliated entities is or will be an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 ("EO13224"), (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specially Designated Nationals and Blocked Persons," (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf), (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224, or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in SUBPARTS (I) - (IV) above are herein referred to as a "PROHIBITED PERSON"). Borrower covenants and agrees that neither Borrower, Guarantor nor any of their respective affiliated entities will
(A) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (B) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification or other evidence as may be requested by Lender in its sole and absolute discretion, confirming that (x) neither Borrower nor Guarantor is a Prohibited Person, and
(y) neither Borrower nor Guarantor has engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

        4.8 COMPLIANCE WITH RESTRICTIVE COVENANTS. Borrower will comply with all restrictive covenants, if any, affecting the Mortgaged Property. To Borrower's knowledge, there are no structural defects in the Improvements.

        4.9 PAYMENT OF EXPENSES. Borrower shall pay or reimburse to Lender all costs and expenses relating to the Mortgaged Property, including (without limitation), title insurance and examination charges, survey costs, insurance premiums, filing and recording fees, and other expenses payable to third parties incurred by Lender in connection with the consummation of the transactions contemplated by this Lien Instrument.


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

        4.10 NOTICES RECEIVED. Borrower will promptly deliver to Lender a true and correct copy of all notices received by Borrower from any person or entity with respect to Borrower, Guarantors, the Mortgaged Property, or any or all of them, which in any way relates to or affects the Loan or the Mortgaged Property.

        4.11 LEASES. Borrower will deliver to Lender, upon request of Lender, executed counterparts of all leases and rental agreements affecting the Mortgaged Property.

        4.12 APPROVAL TO LEASE REQUIRED. In the event that Borrower elects to utilize a form of lease that is different from that form delivered to the Lender as of the date hereof, Borrower will obtain the prior written consent of Lender as to such new form of tenant lease to be utilized in leasing the Mortgaged Property, or any part thereof, prior to entering into any lease of all or any part of the Mortgaged Property. Once approved, Borrower shall utilize a form of lease in leasing all or any part of the Mortgaged Property, or any part thereof, and shall provide Lender with a rental rate schedule acceptable to Lender pursuant to which rental rates for tenants of the Mortgaged Property, or any part thereof, will be established.

        4.13 STATEMENTS AND REPORTS. Borrower agrees to deliver to Lender, during the term of the Loan and until the Loan has been fully paid and satisfied, the following statements and reports:

                (a) Annual, unaudited financial statements of Borrower and Guarantors within sixty (60) days after the end of each calendar year, prepared and certified to by the Borrower and Guarantors respectively;

                (b) Monthly, unaudited financial statements of Borrower, within thirty (30) days after the end of each calendar month, prepared in accordance with generally accepted accounting principles and certified to by the chief financial officer of Borrower;

                (c) Copies of all state and federal tax returns prepared with respect to Borrower, and each Guarantor within thirty (30) days of such returns being filed with the Internal Revenue Service or applicable state authority;

                (d) Copies of extension requests or similar documents with respect to federal or state income tax filings for Borrower and each Guarantor within thirty (30) days of such documents being filed with the Internal Revenue Service or applicable state authority;

                (e) Annual operating statements with respect to the Mortgaged Property within sixty (60) days after the end of each calendar year, prepared in such form and detail as Lender may require and certified to by the chief financial officer of Borrower;

                (f) Monthly operating statements with respect to the Mortgaged Property, within thirty (30) days after the end of each calendar month, prepared in such form and detail as Lender may require and in accordance with generally accepted accounting principles and certified to by the chief financial officer of Borrower; and


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

                (g) Such other reports and statements as Lender may reasonably require from time to time.

        4.14 INSURANCE. Borrower shall, at Borrower's expense, maintain in force and effect on the Mortgaged Property at all times while this Lien Instrument continues in effect the following insurance:

                (a) "All-risk" coverage insurance against loss or damage to the Mortgaged Property from all-risk perils. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Mortgaged Property and owned by Borrower from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Lender's election, by reference to such indexes, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender's approval.

                (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $5,000,000.00 per occurrence, $6,000,000.00 aggregate (inclusive of umbrella coverage) or such lesser amount as Lender in Lender's sole discretion may accept, for bodily injury, personal injury and property damage. Lender hereby retains the right to periodically review the amount of said liability insurance being maintained by Borrower and to require an increase in the amount of said liability insurance should Lender deem an increase to be reasonably prudent under then existing circumstances.

                (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

                (d) If the Land or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone
        V), flood insurance in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.


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

                (e) During the period of any construction on the Land or renovation or alteration of the Improvements, including tenant improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Lender and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

                (f) Rental value or rental income insurance in amounts sufficient to compensate Borrower for all Rents and profits during a period of not less than one (1) year in which the Mortgaged Property may be damaged or destroyed.

                (g) Law and ordinance coverage in an amount satisfactory to Lender if the Mortgaged Property, or any part thereof, shall constitute a nonconforming use or structure under applicable zoning ordinances, sub-division and building codes or other laws, ordinances, orders and requirements.

                (h) Such other insurance on the Mortgaged Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

        All such insurance shall (i) be with insurers authorized to do business in the state within which the Land is located and who have and maintain a rating of at least A-, V or better from Best, (ii) contain the complete address of the Land (or a complete legal description), (iii) be for a term of at least one (1) year, (iv) contain deductibles no greater than $10,000.00 or as otherwise required by Lender, and (v) be subject to the approval of Lender as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

        Borrower shall as of the date hereof deliver to Lender evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Lender. Borrower shall renew all such insurance and deliver to Lender certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Borrower further agrees that all such policies shall provide that proceeds thereunder shall be payable to Lender, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Lender, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Borrower further agrees that all such insurance policies: (i) shall provide for at least thirty (30) days' prior written notice to Lender prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Lender; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of such insurance; and (iii) shall either name Lender as an additional insured or waive all rights of subrogation against Lender. The delivery to Lender of the insurance policies or the certificates of insurance as provided above shall constitute an


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

assignment of all proceeds payable under such insurance policies by Borrower to Lender as further security for the indebtedness secured hereby. In the event of foreclosure of the Lien Instrument, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Borrower in and to all proceeds payable under such policies then in force concerning the Mortgaged Property shall thereupon vest in the purchaser at such foreclosure, or in Lender or other transferee in the event of such other transfer of title. Approval of any insurance by Lender shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Lien Instrument or evidence of their renewal as required herein, Lender may, but shall not be obligated to, procure such insurance and Borrower shall pay all amounts advanced by Lender, together with interest thereon at the Default Rate from and after the date advanced by Lender until actually repaid by Borrower, promptly upon demand by Lender. Any amounts so advanced by Lender, together with interest thereon, shall be secured by this Lien Instrument, the Lien Instrument and by all of the other Loan Documents securing all or any part of the Indebtedness. Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Lender has caused the insurance to be placed with the insurer after failure of Borrower to furnish such insurance.

        4.15 REMOTE PARKING AGREEMENT. Within one hundred twenty (120) days hereof, Borrower shall terminate or cause the termination of that certain Remote Parking Agreement dated February 20, 1996 and recorded in Volume 96036, Page 2027 in the Real Property Records of Dallas County, Texas.

                                   ARTICLE V

                               NEGATIVE COVENANTS

        Borrower hereby unconditionally covenants and agrees with Lender, that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

        5.1 USE VIOLATIONS. Borrower will not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of, the Mortgaged Property in any manner which (i) violates any Legal Requirement, (ii) may be dangerous unless safeguarded as required by law and/or appropriate insurance,
(iii) constitutes a public or private nuisance, or (iv) makes void, voidable, or cancellable, or increases the premium of, any insurance then in force with respect thereto.

        5.2 WASTE; ALTERATIONS. Borrower will not commit or permit any waste or impairment of the Mortgaged Property and will not (subject to the provisions of SECTIONS 4.3 AND 4.6 hereof), without the prior written consent of Lender, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature, except in accordance with the Plans.

        5.3 REPLACEMENT OF FIXTURES AND PERSONALTY. Borrower will not, without the prior written consent of Lender, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for


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

maintenance and repair or, if removed permanently, is replaced by an article of equal suitability and value, owned by Borrower, free and clear of any lien or security interest except as may be approved in writing by Lender.

        5.4 CHANGE IN ZONING. Borrower will not seek or acquiesce in a zoning reclassification of all or any portion of the Mortgaged Property or grant or consent to any easement, dedication, plat, or restriction (or allow any easement to become enforceable by prescription), or any amendment or modification thereof, covering all or any portion of the Mortgaged Property, without Lender's prior written consent.

        5.5 NO DRILLING. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

        5.6 NO DISPOSITION. Borrower will not make a Disposition (other than a Permitted Disposition) without obtaining Lender's prior written consent to the Disposition.

        5.7 NO SUBORDINATE MORTGAGES. Borrower will not create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents with respect to the Mortgaged Property, other than the Permitted Exceptions.

        5.8 ERISA. Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken hereunder (or the exercise by Lender of any of its rights under the Note or any of the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA involving any employee benefit plans sponsored and maintained solely by Lender, American Bank of Texas, W. Scott Ragland, Billy J. Herrin, MS Family Limited Partnership or Scott H. Shuford. Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that: (a) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I ! of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; and (b) Borrower is not engaged in a prohibited transaction involving any employee benefit plans; sponsored and maintained solely by Lender, American Bank of Texas, W. Scott Ragland, Billy J. Herrin, MS Family Limited Partnership or Scott H. Shuford.

        5.9     INDEBTEDNESS, OPERATIONS AND FUNDAMENTAL CHANGES OF BORROWER.
Borrower: (a) will not own any asset other than (i) the Mortgaged Property, and
(ii) incidental personal property necessary for the operation of the Mortgaged Property; (b) will not engage in any business other than the ownership, management and operation of the Mortgaged Property; (c) will not enter into any contract or agreement (other than that certain management agreement with HPT Management Services LP) with any member, manager, general partner, principal or affiliate of Borrower or any affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's length basis with third parties other than an affiliate;
(d) will not incur any debt, secured or unsecured,


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

direct or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Mortgaged Property; no debt whatsoever may be secured (senior, subordinate or pari passu) by the Mortgaged Property except the Indebtedness; (e) will not make any loans or advances to any third party (including any member, manager, general partner, principal or affiliate of Borrower, or any Guarantor); (f) will be solvent and pay its debts from its assets as the same shall become due; (g) will do all things necessary to preserve its existence and corporate and partnership formalities, and will not, nor will any general partner thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, certificate, articles of incorporation or by-laws in a manner which adversely affects Borrower or any such general partner's existence as a single-purpose, single-asset "bankruptcy remote" entity; (h) will conduct and operate its business as presently conducted and operated; (i) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners, principals and members; (j) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any general partner, principal, member or affiliate thereof); (k) will file its own tax returns; (l) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; (m) will not, nor will any member, manager, shareholder, partner, principal or affiliate, seek the dissolution or winding up, in whole or in part, of Borrower; (n) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity; (n) will not commingle the funds and other assets of Borrower with those of any member, manager, general partner, principal or affiliate or any other person; (o) will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person; (p) will, and any general partner of Borrower will, continue to observe all legal formalities;
(q) will not hold itself out to be responsible for the debts and obligations of any other person; and (r) upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Borrower shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. 105 or any other Debtor Relief Law of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against any guarantor or indemnitor of the Indebtedness or the Obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

        5.10 DEVELOPMENT OF RAW LAND. Borrower shall not, without Lender's prior written consent, construct Improvements on or otherwise develop that certain tract of vacant land consisting of approximately 0.265 acres and identified as Tract 2 on EXHIBIT A hereto.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

        6.1 EVENTS OF DEFAULT. Each of the following shall constitute an "EVENT OF DEFAULT" hereunder:


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

                (a) If Borrower shall fail, refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise.

                (b) If Borrower shall fail, refuse or neglect, or cause others to fail, refuse, or neglect to comply with, perform and discharge fully and timely any of the Obligations as and when called for; provided, HOWEVER, that a failure by Borrower to timely satisfy an Obligation shall not constitute an "Event of Default" hereunder if (i) such failure does not constitute an Event of Default pursuant to any other subsection of this SECTION 6.1 other than this SUBSECTION (B), and
        (ii) such failure is fully cured by Borrower on or before the expiration of the Cure Period (hereinafter defined). As used in this SUBSECTION 6.1(B), the term "CURE PERIOD" means a 30-day period commencing upon Lender's written notice to Borrower of Borrower's failure to satisfy the subject Obligation; provided, HOWEVER, if (1) the subject failure is, by its nature, not readily susceptible to cure within thirty (30) days, and
        (2) Borrower commences such cure process within the initial 30-day period and diligently pursues same to completion within sixty (60) days of the initial failure by Borrower to satisfy the subject Obligation, then such failure shall not constitute an "Event of Default".

                (c) If any representation, warranty, or statement made by Borrower, Guarantor, or others in, under, or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Indebtedness.

                (d) If Borrower shall default or commit an event of default under and pursuant to any other mortgage or security agreement (which is not a Loan Document) which covers or affects any part of the Mortgaged Property that is continuing beyond any applicable notice and grace period.

                (e) If Borrower (i) shall execute an assignment for the benefit of creditors or an admission in writing by Borrower of Borrower's inability to pay, or Borrower's failure to pay, debts generally as the debts become due; or (ii) shall allow the levy against the Mortgaged Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within sixty days after the levy; or (iii) shall allow the appointment of a receiver, trustee or custodian of Borrower or of the Mortgaged Property or any part thereof, which receiver, trustee or custodian is not discharged within sixty (60) days after the appointment; or (iv) files as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks of the benefit or benefits of any Debtor Relief Law, or takes any action in furtherance thereof; or (v) files either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Lender or the trustee under the Lien Instrument granted in the Note, herein or in any Loan Document; or (vi) allows the filing of a petition, case, proceeding or other action against Borrower as a debtor under any Debtor Relief Law or seeks appointment of a receiver, trustee, custodian or liquidator of Borrower or of the Mortgaged Property, or any part thereof, or of any significant


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

        portion of Borrower's other property and (a) Borrower admits, acquiesces in or fails to contest diligently the material allegations thereof, or
        (b) the petition, case, proceeding or other action results in the entry of an order for relief or order granting the relief sought against Borrower, or (c) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of filing.

                (f) If Borrower, any Constituent Party or any Guarantor, shall die, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, or become permanently disabled.

                (g) If Borrower creates, places, or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any Subordinate Mortgage, regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents, with respect to the Mortgaged Property, other than the Permitted Exceptions and any Contested Item.

                (h) If Borrower makes a Disposition without the prior written consent of Lender.

                (i) If any condemnation proceeding is instituted which would, in Lender's reasonable judgment, materially impair the use and enjoyment of the Mortgaged Property for its intended purposes.

                (j) If the Mortgaged Property is demolished, destroyed, or substantially damaged so that, in Lender's reasonable judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time.

                (k) If Borrower abandons all or any portion of the Mortgaged Property.

                (l) The occurrence of any event referred to in SECTIONS 7.1(E) AND (F) hereof with respect to any Guarantor, Constituent Party or other person or entity obligated in any manner to pay or perform the Indebtedness or Obligations, respectively, or any part thereof (as if such Guarantor, Constituent Party or other person or entity were the "Borrower" in such Sections).

                (m)     An Event of Default as defined in any of the Loan
        Documents.

                (n) If, except with respect to any Contested Item, any levy, attachment or garnishment is issued, or if any lien for the performance of work or the supply of materials is filed, against any part of the Mortgaged Property and remains unsatisfied or unbonded for five (5) days after the date of filing thereof.

                (o) If Borrower or any Guarantor shall fail to pay when due any principal of or interest on any debt (other than the Indebtedness) or the maturity of any such debt shall have been accelerated, or any such debt shall have been required to be prepaid prior to the stated maturity thereof (other than the Indebtedness).


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

                (p) If Borrower is in default beyond any applicable grace and cure period under the Ground Lease or if the Ground Lease terminates for any reason.

                (q) If Borrower shall fail, refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise; PROVIDED, HOWEVER, that a failure by Borrower to pay a regularly scheduled monthly payment due pursuant to the Note shall not constitute an "Event of Default" hereunder unless such failure continues for at least ten (10) days after the due date thereof.

                                  ARTICLE VII

                                    REMEDIES

        7.1 LENDER'S REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Lender may, at Lender's option, and by or through Trustee, by Lender itself or otherwise, do any one or more of the following:

                (a) RIGHT TO PERFORM BORROWER'S COVENANTS. If Borrower has failed to keep or perform any covenant whatsoever contained in any of the Loan Documents, Lender may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness.

                (b) RIGHT OF ENTRY. Lender may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation, the right to rent the same for the account of Borrower and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Indebtedness in such manner as Lender may elect. All such costs, expenses, and liabilities incurred by the Lender in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, Lender may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by Lender pursuant to this subsection, Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Lender in managing the Mortgaged Property unless such loss is caused by the willful misconduct or gross negligence of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty, or


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        liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. EXCEPT FOR THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF LENDER, BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY LENDER FOR, AND TO HOLD LENDER HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, WHICH MAY OR MIGHT BE INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON LENDER'S PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE. SHOULD LENDER INCUR ANY SUCH LIABILITY, THE AMOUNT THEREOF, INCLUDING WITHOUT LIMITATION, COSTS, EXPENSES, AND REASONABLE ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON FROM THE DATE OF EXPENDITURE UNTIL PAID AT THE DEFAULT RATE, SHALL BE SECURED HEREBY, AND BORROWER SHALL REIMBURSE LENDER THEREFOR IMMEDIATELY UPON DEMAND. Nothing in this subsection shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any hazardous substances on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to, ratifies, and confirms any and all actions of the Lender with respect to the Mortgaged Property taken under this subsection.

                The remedies in this subsection are in addition to other remedies available to the Lender and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial or judicial remedies otherwise available to the Lender. The remedies in this Article VII are available under and governed by the real property laws of Texas and, except as described in SECTION 7.1(G) hereof, are not governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.610 of the Code. No action by Lender, taken pursuant to this subsection, shall be deemed to be an election to dispose of personal property under Section 9.620 of the Code. Any receipt of consideration received by Lender pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

                (c) RIGHT TO ACCELERATE. Lender may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due


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        and payable, and upon such declaration, the entire unpaid balance of the
        Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to the Lender shall not be deemed to be a waiver of any rights or remedies of the Lender under the Loan Documents, at law or in equity.

                (d) FORECLOSURE - POWER OF SALE. Lender may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

                        (i) PUBLIC SALE. Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Lender, to sell the Mortgaged Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code, as amended, or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law at the time of the sale.

                        (ii) RIGHT TO REQUIRE PROOF OF FINANCIAL ABILITY AND/OR CASH BID. At any time during the bidding, the Trustee may require a bidding party (1) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (2) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "QUESTIONED ----------- BIDDER") declines to comply with the Trustee's requirement in this regard, or if such ------ Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (A) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (B) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Borrower and Lender, and elect to sell the Mortgaged Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day


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                of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

                        (iii) SALE SUBJECT TO UNMATURED INDEBTEDNESS. In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Indebtedness, Lender may, at Lender's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Indebtedness to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Mortgaged Property subject to such unmatured Indebtedness and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Indebtedness, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Indebtedness, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Indebtedness or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Indebtedness.

                        (iv) PARTIAL FORECLOSURE. Sale of a part of the Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until the Indebtedness is paid and the Obligations are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Lender, sell not only the Land and the Improvements, but also the Fixtures and Personalty and other interests constituting a part of the Mortgaged Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary to have present or to exhibit at any sale any of the Mortgaged Property.

                        (v) TRUSTEE'S DEEDS. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Borrower, conveying the Mortgaged Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Borrower. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Lender, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Indebtedness, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Lender or by or on behalf of Trustee, shall be


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                taken by all courts of law and equity as PRIMA FACIE evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Borrower does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

                (e) LENDER'S JUDICIAL REMEDIES. Lender, or Trustee, upon written request of Lender, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Lien Instrument as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Lender with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of the Lender.

                (f) LENDER'S RIGHT TO APPOINTMENT OF RECEIVER. Lender, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Borrower hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

                (g) LENDER'S UNIFORM COMMERCIAL CODE REMEDIES. Lender may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code:

                        (i) Lender may without demand or notice to Borrower, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable;

                        (ii) Lender may require Borrower to assemble the Personalty and make it available at a place the Lender designates which is mutually convenient to allow the Lender to take possession or dispose of the Personalty;

                        (iii) written notice mailed to Borrower as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice;


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                        (iv)    any sale made pursuant to the provisions of this
                subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under the power of sale as provided herein, upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under 9.604 of the Code;

                        (v) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of the Lender, be sold as a whole;

                        (vi) it shall not be necessary that the Lender take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale;

                        (vii) prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by the Lender;

                        (viii) after notification, if any, hereafter provided in this subsection, Lender may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Lender's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Lender, Borrower shall assemble the Personalty and make it available to Lender at any place designated by Lender that is reasonably convenient to Borrower and Lender. Borrower agrees that Lender shall not be obligated to give more than ten
                (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Lender in connection with the collection of the Indebtedness and the enforcement of Lender's rights under the Loan Documents. Lender shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of
                SECTION 7.4 of this Lien Instrument. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Borrower waives all rights of marshalling in respect of the Personalty;

                        (ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, the Lender having declared all or a portion of such Indebtedness to be due and


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                payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by the Lender, shall be taken as PRIMA FACIE evidence of the truth of the facts so stated and recited; and

                        (x) the Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Lender.

                (h) RIGHTS RELATING TO LEASES AND RENTS. Borrower has, pursuant to ARTICLE IX of this Lien Instrument, assigned, as collateral, to Lender all Rents under each of the Leases covering all or any portion of the Mortgaged Property. Lender, or Trustee on Lender's behalf, may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Borrower hereby agrees that Lender may, upon notice from Trustee or Lender to Borrower of the occurrence of an Event of Default, terminate the limited license granted to Borrower in SECTION
        9.2 hereof, and thereafter direct the lessees under the Leases to pay direct to Lender the Rents due and to become due under the Leases and attorn in respect of all other obligations thereunder direct to Lender, or Trustee on Lender's behalf, without any obligation on their part to determine whether an Event of Default does in fact exist or has in fact occurred. All Rents collected by Lender, or Trustee acting on Lender's behalf, shall be applied as provided for in SECTION 7.4 of this Lien Instrument; provided, however, that if the costs, expenses, and attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Rate, and shall be immediately due and payable. The entering upon and taking possession of the Mortgaged Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such default is fully cured. In addition, from time to time, Lender may elect, and notice hereby is given to each lessee under any Lease, to subordinate the lien of this Lien Instrument to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election the lien of this Lien Instrument shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance such subordination will not affect or be applicable to, and expressly excludes any lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant and other rights, titles, interests or estates of any nature whatsoever with respect to all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Lien Instrument and the execution of the Lease identified in such instrument of subordination.

                (i) OTHER RIGHTS. Lender (i) may surrender the insurance policies maintained pursuant to any of the Loan Documents or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of SECTION 7.4 hereof, and, in connection therewith, Borrower hereby appoints Lender as


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        agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such premiums; and (ii) apply the reserve for Impositions and insurance premiums, if any, required by the provisions of this Lien Instrument, toward payment of the Indebtedness; and (iii) shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

                (j) LENDER AS PURCHASER. Lender may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Lender shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. The Lender, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of the Lender's purchase shall be applied in accordance with SECTION 7.4 of this Lien Instrument.

        7.2 OTHER RIGHTS OF LENDER. Should any part of the Mortgaged Property come into the possession of Lender, whether before or after default, Lender may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Lender may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Lender may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Lender in respect of the Mortgaged Property. Borrower covenants to promptly reimburse and pay to Lender on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, Impositions, or other charges) incurred by Lender in connection with Lender's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Lender at the Default Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by the Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Lender's possession.

        7.3 POSSESSION AFTER FORECLOSURE. If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Borrower or Borrower's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Borrower and Borrower's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession


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thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

        7.4 APPLICATION OF PROCEEDS. The proceeds from any sale, lease, or other disposition made pursuant to this ARTICLE VII, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Lender from the Mortgaged Property, or the reserve for Impositions and insurance premiums, if any, required by the provisions of this Lien Instrument or sums received pursuant to SECTION 8.1 hereof, or proceeds from insurance which Lender elects to apply to the Indebtedness pursuant to SECTION 8.2 hereof, shall be applied by Trustee, or by Lender, as the case may be, to the Indebtedness in the following order and priority: (i) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees and a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received;
(ii) to the remainder of the Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity; and (iii) the balance, if any, and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or Lender of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Trustee and Lender shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (iv) the cash balance, if any, to the Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.

        7.5 ABANDONMENT OF SALE. In the event a foreclosure hereunder is commenced by Trustee in accordance with SUBSECTION 7.1(D) hereof, at any time before the sale, Trustee may abandon the sale, and Lender may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Lender should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Lender may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Mortgaged Property or any part thereof in accordance with the provisions of this Lien Instrument.

        7.6 PAYMENT OF FEES. If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the Lender to mature same, or if Lender becomes a party to any suit where this Lien Instrument or the Mortgaged Property or any part thereof is involved, Borrower agrees to pay Lender's attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Rate.

        7.7     MISCELLANEOUS.


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                (a)     In case Lender shall have proceeded to invoke any right,
        remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Lender shall have the unqualified right to do so and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

                (b) In addition to the remedies set forth in this ARTICLE VII, upon the occurrence of an Event of Default, the Lender and Trustee shall, in addition, have all other remedies available to them at law or in equity.

                (c) All rights, remedies, and recourses of Lender granted in any of the Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Mortgaged Property, or any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse;
        (iv) shall be nonexclusive; (v) shall not be conditioned upon Lender exercising or pursuing any remedy in relation to the Mortgaged Property prior to Lender bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Lender elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Borrower prior to exercising any remedies in relation to Mortgaged Property, all liens and security interests, including the lien of this Lien Instrument, shall remain in full force and effect and may be exercised at Lender's option.

                (d) Lender may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Lien Instrument or the other Loan Documents or affecting the obligations of Borrower, or any other party, to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Lender may resort to any of the collateral therefor in such order and manner as Lender may elect. No collateral heretofore, herewith, or hereafter taken by Lender shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

                (e) To the extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) all notices of any Event of Default or of Trustee's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshaling of assets or a sale in inverse order of alienation.


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                (f)     Borrower and Lender mutually agree that there are no,
        nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in the Loan Documents. All agreed contractual duties are set forth in the Loan Documents.

                (g) Subject to the provisions of SECTION 7.1(G) hereof, the remedies in this ARTICLE VII are available under and governed by the real property laws of Texas and are not governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under
        Section 9.610 of the Code.

                (h) If Borrower defaults under the Ground Lease and Lender cures the default for purposes of the Ground Lease, Lender's action in and of itself will not cure the corresponding Event of Default under the Loan Documents.

                (i) If Borrower or any other entity exercises any right of redemption after foreclosure, the amount payable to effect the redemption will include all rents paid and other sums advanced by Lender to satisfy obligations of Borrower as lessee under the Ground Lease.

        7.8     WAIVER OF DEFICIENCY STATUTE.

        In the event an interest in any of the Mortgaged Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower hereby makes the agreements as set forth in this SECTION 7.8. The following shall be the basis for the finder of fact's determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Mortgaged Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Mortgaged Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Mortgaged Property, including, without limitation, brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorneys' fees, and marketing costs;
(iv) the gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in CLAUSE (III) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five (5) years experience in appraising property similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.


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                                  ARTICLE VIII

                               SPECIAL PROVISIONS

        8.1     CONDEMNATION PROCEEDS.

                (a) Lender shall be entitled to receive any and all sums which may be awarded and become payable to Borrower for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such sums. Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums.

                (b) Borrower will give Lender prompt notice of any instituted or threatened condemnation proceeding affecting a part of the Mortgaged Property and if there shall occur any condemnation of a part of the Mortgaged Property, and if (i) in the judgment of Lender the Mortgaged Property can be restored, within a reasonable time and in any event prior to the Maturity Date (as defined in the Note), to an economic unit not less valuable than the same was prior to such condemnation and adequately securing the Indebtedness, and (ii) Lender receives assurances satisfactory to Lender that tenancies or other sources of revenue from the Mortgaged Property will continue in full force and effect after restoration subject only to rent abatement during the period when any leased premises are untenantable, then, if and so long as there is no default hereunder, Lender will make available to Borrower for such restoration, proceeds of condemnation, if any, collected by Lender because of the act or occurrence and not restricted by any adverse claim thereto.

        8.2 INSURANCE PROCEEDS. The proceeds of any and all insurance upon the Mortgaged Property (other than proceeds of general public liability insurance) shall be collected by Lender, and Lender shall apply any proceeds so collected in accordance with the terms and conditions set forth below. Borrower will give Lender prompt notice of any damage to or destruction of the Mortgaged Property, and:

                (a) In case of loss covered by policies of insurance, Lender (or, after foreclosure, the purchaser at the foreclosure sale) is hereby authorized, at Lender's option, either (1) to settle and adjust any claim under such policies without the consent of Borrower, or (2) allow Borrower to agree with the insurance company or companies on the amount to be paid upon the loss; provided, that Borrower may adjust losses aggregating not in excess of $50,000 if such adjustment is carried out in a competent and timely manner, and provided that in any case Lender shall and is hereby authorized to collect and receipt for any such insurance proceeds; and the expenses incurred by Lender in the adjustment and collection of insurance proceeds shall be so much additional indebtedness hereby secured and shall be reimbursed to Lender upon demand.


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                (b)     In the event of any insured damage to or destruction of
        the Mortgaged Property or any part thereof (herein called an "INSURED CASUALTY") which is a Restoration Casualty (hereinafter defined), then, the proceeds of insurance shall be applied to the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or part thereof subject to such Restoration Casualty, as provided for below; and Borrower hereby covenants and agrees to commence and diligently prosecute such restoring, repairing, replacing or rebuilding; provided always, that Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof. As used herein, the term "RESTORATION CASUALTY" shall mean an Insured Casualty which (i) has a likely cost of full restoration of the Improvement as determined by Lender not exceeding $100,000.00, (ii) relates to damage to the Improvements that is less than twenty-five percent (25%) of the net rentable square feet of the Mortgaged Property,
        (iii) occurs when no Event of Default has occurred and is then continuing, and (iv) in the reasonable judgment of Lender, the Mortgaged Property can be restored prior to the Maturity Date to an economic unit no less valuable than the same was prior to the Insured Casualty and adequately securing the outstanding balance of the Loan.

                (c) Except as provided above, the proceeds of insurance consequent upon any Insured Casualty shall be applied to the payment of the Indebtedness hereby secured.

                (d) In the event that proceeds of insurance, if any, shall be made available to Borrower for the restoring, repairing, replacing or rebuilding of the Mortgaged Property, Borrower hereby covenants to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law and plans approved in advance by Lender.

                In the event Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (1) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding, (2) funds, or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding, and (3) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve; and Lender may, in any event, require that all plans for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work. No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the


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        cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be paid to any party entitled thereto.

        8.3 INDEMNITY. BORROWER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS LENDER FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, LOSS, COST, OR EXPENSE (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ACTION, PROCEEDING, CLAIM OR DISPUTE INCURRED OR SUFFERED BY LENDER, WHETHER VOLUNTARILY OR INVOLUNTARILY INCURRED OR SUFFERED, IN RESPECT OF THE FOLLOWING:

                (a) ANY LITIGATION CONCERNING THIS LIEN INSTRUMENT, THE OTHER LOAN DOCUMENTS OR THE MORTGAGED PROPERTY, OR ANY INTEREST OF BORROWER OR LENDER THEREIN, OR THE RIGHT OF OCCUPANCY THEREOF BY BORROWER OR LENDER, WHETHER OR NOT ANY SUCH LITIGATION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT;

                (b) ANY DISPUTE, INCLUDING DISPUTES AS TO THE DISBURSEMENT OF PROCEEDS OF THE NOTE NOT YET DISBURSED, AMONG OR BETWEEN ANY OF THE CONSTITUENT PARTIES OR OTHER PARTNERS OR VENTURERS OF BORROWER IF BORROWER IS A GENERAL OR LIMITED PARTNERSHIP, OR AMONG OR BETWEEN ANY EMPLOYEES, OFFICERS, DIRECTORS OR SHAREHOLDERS OF BORROWER IF BORROWER IS A CORPORATION, OR AMONG OR BETWEEN ANY MEMBERS, TRUSTEES OR OTHER RESPONSIBLE PARTIES IF BORROWER IS AN ASSOCIATION, TRUST OR OTHER ENTITY;

                (c) EXCEPT FOR THOSE ACTIONS THAT ARE CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE LENDER OR TRUSTEE, ANY ACTION TAKEN OR NOT TAKEN BY LENDER OR TRUSTEE WHICH IS ALLOWED OR PERMITTED UNDER THIS LIEN INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS RELATING TO BORROWER, THE MORTGAGED PROPERTY, ANY CONSTITUENT PARTIES OR OTHERWISE IN CONNECTION WITH THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, THE PROTECTION OR ENFORCEMENT OF ANY LIEN, SECURITY INTEREST OR OTHER RIGHT, REMEDY OR RECOURSE CREATED OR AFFORDED BY THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS; AND

                (d) ANY ACTION BROUGHT BY LENDER OR TRUSTEE AGAINST BORROWER UNDER THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUCH ACTION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT.


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LENDER AND/OR TRUSTEE MAY EMPLOY AN ATTORNEY OR ATTORNEYS TO PROTECT OR ENFORCE
ITS RIGHTS, REMEDIES AND RECOURSES UNDER THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND TO ADVISE AND DEFEND LENDER AND/OR TRUSTEE WITH RESPECT TO ANY SUCH ACTIONS AND OTHER MATTERS. BORROWER SHALL REIMBURSE LENDER AND/OR TRUSTEE FOR THEIR RESPECTIVE ATTORNEYS' FEES AND EXPENSES (INCLUDING EXPENSES AND COSTS FOR EXPERTS) IMMEDIATELY UPON RECEIPT OF A WRITTEN DEMAND THEREFOR, WHETHER ON A MONTHLY OR OTHER TIME INTERVAL, AND WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED OR CONCLUDED. ALL OTHER REIMBURSEMENT AND INDEMNITY OBLIGATIONS HEREUNDER SHALL BECOME DUE AND PAYABLE WHEN ACTUALLY INCURRED BY LENDER AND/OR TRUSTEE. ANY PAYMENTS NOT MADE WITHIN FIVE (5) DAYS AFTER WRITTEN DEMAND THEREFOR SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE OF SUCH DEMAND UNTIL FULLY PAID. THE PROVISIONS OF THIS SECTION 8.3 SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND PERFORMANCE OF THE OBLIGATIONS, THE RELEASE OF THE LIEN OF THIS LIEN INSTRUMENT, ANY FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE LOAN DOCUMENTS.

        8.4 SUBROGATION. Borrower waives any and all right to claim, recover, or subrogation against Lender or its officers, directors, employees, agents, attorneys, or representatives for loss or damage to Borrower, the Mortgaged Property, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of the Loan Documents.

        8.5 SETOFF. Lender shall be entitled to exercise both the rights of setoff and banker's lien, if applicable, against the interest of Borrower in and to each and every account and other property of Borrower which are in the possession of Lender to the full extent of the outstanding balance of the Indebtedness.

        8.6     GROUND LEASE COVENANTS. With respect to the Ground Lease:

                (a) Borrower will pay or cause to be paid all rent and other charges required under the Ground Lease as and when the same are due other than payments that are being disputed in good faith and provided that no such payment shall be more than thirty (30) days past due and Borrower will keep, observe and perform, or cause to be kept, observed and performed in all material respects, all of the other terms, covenants, provisions and agreements of the Ground Lease on the part of the lessee thereunder to be kept, observed and performed, and will not in any manner cancel, terminate or surrender, or permit any cancellation, termination or surrender of the Ground Lease, in whole or in part, or, without the written consent of Lender, either orally or in writing, modify, amend or permit any modification or amendment of any of the terms thereof in any respect, and any attempt on the part of Borrower to exercise any such right without such written consent of Lender shall be null and void and of no effect.


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                (b)     Borrower will do, or cause to be done, all things
        necessary to preserve and keep unimpaired the rights of Borrower as lessee under the Ground Lease, and to prevent any default under the Ground Lease, or any termination, surrender, cancellation, forfeiture or impairment thereof, and in the event of the failure of Borrower to make any payment required to be made by Borrower pursuant to the provisions of the Ground Lease or to keep, observe or perform, or cause to be kept, observed or performed, any of the terms, covenants, provisions or agreements of the Ground Lease, Borrower agrees that Lender may (but shall not be obligated to), after notice to Borrower (provided, however, that no such notice shall be required to be given after the occurrence of an Event of Default hereunder or under any of the other Loan Documents) take any action on behalf of Borrower, to make or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon the Property and take all such action thereof as may be necessary therefor, to the end that the rights of Borrower in and to the leasehold estate created by the Ground Lease shall be kept unimpaired and free from default, and all money so expended by Lender, with interest thereon at the Default Rate from the date of each such expenditure, shall be paid by Borrower to Lender promptly upon demand by Lender and shall be added to the Indebtedness and secured by the Lien Instrument and Lender shall have, in addition to any other remedy of Lender, the same rights and remedies in the event of non-payment of any such sum by Borrower as in the case of a default by Borrower in the payment of any sums due under the Note.

                (c) If any action or proceeding shall be instituted to evict Borrower or to recover possession of the Property or for any other purpose affecting the Ground Lease or this Lien Instrument, Borrower will, immediately upon service thereof on or to Borrower, deliver to Lender a true copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

                (d) Borrower covenants and agrees that unless Lender shall otherwise expressly consent in writing, the fee title to the property demised by the Ground Lease and the leasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the lessor, Borrower, or a third party by purchase or otherwise; and in case Borrower acquires the fee title or any other estate, title or interest in the Property, this Lien Instrument shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, Lien Instrument or conveyance, become and be subject to the lien of and covered by this Lien Instrument.

                (e) Upon the occurrence of an Event of Default, Borrower shall not make any election or give any consent or approval (other than the exercise of a renewal, extension, option or right pursuant to this Section) for which a right to do so is conferred upon Borrower as lessee under the Ground Lease without Lender's prior written consent. In case of any Event of Default under this Lien Instrument, all such rights, together with the right of termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease, all of which have been assigned for collateral purpose to Lender, shall vest in and be exercisable solely by Lender.


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                (f)     Borrower may exercise any option or right to renew or
        extend the term of the Ground Lease or exercise the fee option contained therein without the prior written consent of Lender. Borrower shall give Lender simultaneous written notice of the exercise of such option or right to renew or extend, together with a copy of the instrument given to the lessor under the Ground Lease exercising such option or right, and, thereafter, shall promptly deliver to Lender a copy of any acknowledgment by the lessor under the Ground Lease with respect to the exercise of such option or right.

                (g) The lien of this Lien Instrument shall attach to all of Borrower's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. Sec. 365(h), including, without limitation, all of Borrower's rights to remain in possession of the Property. Borrower shall not, without Lender's prior written consent, elect to treat the Ground Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code, 11 U.S.C. Sec. 365(h)(1). Any such election made without Lender's consent shall be void.

                (h) Borrower hereby unconditionally assigns, transfers and sets over to Lender all of Borrower's claims and rights to the payment of damages arising from any rejection of the Ground Lease by the lessor thereunder or any other fee owner of the Property under the Bankruptcy Code. Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute, either in its own name or in the name of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect to such lessor or any such fee owner under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the obligations secured by this Lien Instrument shall have been satisfied and discharged in full. Any amounts received by Lender as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of Lender (including, without limitation, attorney fees) incurred in connection with the exercise of any of its rights or remedies under this section and then in accordance with the provisions of SECTION 7.4 of this Lien Instrument. Borrower shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Lender, a UCC Financing Statement (Form UCC-1) and all such additional instruments, agreements and other documents, as may at any time hereafter be required by Lender to effectuate and carry out the assignment made pursuant to this section.

                (i) If pursuant to Subsection 365(h)(2) of the Bankruptcy Code, 11 U.S.C. Sec. 365(h)(2), Borrower shall seek to offset against the rent reserved in the Ground Lease the amount of any damages caused by the nonperformance by the lessor or any fee owner of any of their obligations under the Ground Lease after the rejection by the lessor or any fee owner of the Ground Lease under the Bankruptcy Code, Borrower shall, prior to effecting such offset, notify Lender of its intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. Lender shall have the right to object to all or any part of such offset that, in the reasonable judgment of Lender, would constitute a breach of the Ground Lease, and in the event of such objection, Borrower shall not effect


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        any offset of the amounts so objected to by Lender. Neither Lender's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Lender.

                (j) If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor or any fee owner, the Property or the Ground Lease in connection with any case under the Bankruptcy Code, Lender shall have the option, exercisable upon notice from Lender to Borrower, to conduct and control any such litigation with counsel of Lender's choice. Lender may proceed in its own name or in the name of Borrower in connection with any such litigation, and Borrower agrees to execute any and all powers, authorizations, consents or other documents reasonably required by Lender in connection therewith. Borrower shall, upon demand, pay to Lender all costs and expenses (including attorney fees) paid or incurred by Lender in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by Borrower as aforesaid shall be secured by the lien of this Lien Instrument and shall be added to the principal amount of the obligations secured hereby. Borrower shall not commence any action, suit, proceeding or case, or file any application or make any motion (unless such motion is for the purpose of protecting the Ground Lease and its value as security for the obligations secured by this Lien Instrument), in respect of the Ground Lease in any such case under the Bankruptcy Code without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

                (k) Borrower shall, after obtaining knowledge thereof, promptly notify Lender of any filing by or against the lessor or other fee owner of a petition under the Bankruptcy Code. Borrower shall promptly deliver to Lender, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating thereto.

                (l) If there shall be filed by or against Borrower a petition under the Bankruptcy Code and Borrower, as lessee under the Ground Lease, shall determine to reject the Ground Lease pursuant to
        Section 365(a) of the Bankruptcy Code, Borrower shall give Lender not less than thirty (30) days' prior notice of the date on which Borrower shall apply to the Bankruptcy Court for authority to reject the Ground Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such thirty (30) day period a notice stating that Lender demands that Borrower assume and assign the Ground Lease to Lender pursuant to Section 365 of the Bankruptcy Code. If Lender shall serve upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Ground Lease and shall comply with the demand provided for in the preceding sentence.

        8.7 GROUND LEASE REPRESENTATIONS AND WARRANTIES. Borrower hereby warrants and represents that (i) Borrower has delivered to Lender or Lender's agent a true, correct and complete copy of the Ground Lease, all assignments thereof, and all related recorded memoranda of such Ground Lease; (ii) the Ground Lease is in full force and effect as of the effective date hereof; (iii) no defaults have occurred and are continuing as of the effective date hereof with respect to the Ground Lease; (iv) all payments due under the Ground Lease prior to February 9,


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2004 have been made; and (v) Borrower's interest in the Ground Lease is not subject to any claim, setoff or encumbrance except for Permitted Exceptions.

                                   ARTICLE IX

                         ASSIGNMENT OF LEASES AND RENTS

        9.1 ASSIGNMENT. For Ten Dollars ($10.00) and other good and valuable consideration, including the indebtedness evidenced by the Note, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Lender, as security for the payment of the Indebtedness and the performance and discharge of the Obligations, the Leases and the Rents subject only to the Permitted Exceptions applicable thereto and the License (hereinafter defined); TO HAVE AND TO HOLD the Leases and the Rents unto Lender, forever, and Borrower does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that if Borrower shall pay or cause to be paid the Indebtedness as and when same shall become due and payable and shall perform and discharge or cause to be performed and discharged the Obligations on or before the date same are to be performed and discharged, then this assignment shall terminate and be of no further force and effect, and all rights, titles, and interests conveyed pursuant to this assignment shall become vested in Borrower without the necessity of any further act or requirement by Borrower, Trustee, or Lender.

        9.2 LIMITED LICENSE. Lender hereby grants to Borrower a limited license (the "LICENSE") to exercise and enjoy all incidences of the status of a lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Borrower hereby agrees to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the payment of the Impositions, and then to the performance and discharge of the Obligations. Thereafter, Borrower may use the balance of the Rent collected in any manner not inconsistent with the Loan Documents. From and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing (whether or not Lender shall have exercised Lender's option to declare the Note immediately due and payable), the License shall be revoked. Neither this Assignment nor the receipt of Rents by Lender shall effect a PRO TANTO payment of the indebtedness evidenced by, or arising under the Indebtedness, and such Rents shall be applied as provided in this SECTION 9.2. Furthermore, and notwithstanding the provisions of this Section 9.2, no credit shall be given by Lender for any Rents until the money collected is actually received by Lender, and no such credit shall be given for any Rents after foreclosure or other transfer of the Mortgaged Property (or part thereof from which Rents are derived pursuant to this Lien Instrument) to Lender or any other third party.

        9.3 ENFORCEMENT OF LEASES. So long as the License is in effect, Borrower shall (i) duly and punctually perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the lessor under any Lease, (ii) maintain each of the Leases in full force and effect during the term thereof, (iii) appear in and defend any


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action or proceeding in any manner connected with any of the Leases, (iv)
deliver to Lender copies of all Leases, and (v) deliver to Lender such further information, and execute and deliver to Lender such further assurances and assignments, with respect to the Leases as Lender may from time to time request. Without Lender's prior written consent, Borrower shall not (1) do or knowingly permit to be done anything to impair the value of any of the Leases; (2) except for security or similar deposits, collect any of the Rent more than one month in advance of the time when the same becomes due under the terms of any Lease; (3) discount any future accruing Rents; (4) amend, modify, or terminate any of the Leases except in the normal course of prudent management; or (5) assign or grant a security interest in or to the License or any of the Leases and/or Rents.

        9.4 NO MERGER OF ESTATES. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and unperformed or undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge but rather shall remain separate and distinct, notwithstanding the union of such estates either in Borrower, Lender, any lessee, or any third party purchaser or otherwise.

        9.5 BORROWER'S INDEMNITIES. EXCEPT FOR A LOSS, COST, DAMAGE, OR EXPENSE THAT IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE LENDER, SO LONG AS THE LICENSE IS IN EFFECT, BORROWER SHALL INDEMNIFY AND HOLD HARMLESS LENDER AND TRUSTEE FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE WHICH LENDER MAY INCUR UNDER OR BY REASON OF THIS ASSIGNMENT, OR FOR ANY ACTION TAKEN BY LENDER AND/OR TRUSTEE HEREUNDER, OR BY REASON OF OR IN DEFENSE OF ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER AND/OR TRUSTEE ARISING OUT OF THE LEASES OR WITH RESPECT TO THE RENTS. IN THE EVENT LENDER AND/OR TRUSTEE INCURS ANY SUCH LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE, THE AMOUNT THEREOF TOGETHER WITH ALL REASONABLE ATTORNEYS' FEES AND INTEREST THEREON AT THE DEFAULT RATE SHALL BE PAYABLE BY BORROWER TO LENDER AND/OR TRUSTEE IMMEDIATELY, WITHOUT DEMAND, AND SHALL BE DEEMED A PART OF THE INDEBTEDNESS AND SECURED UNDER ARTICLE II HEREOF.

                                   ARTICLE X

                               SECURITY AGREEMENT

        10.1 SECURITY INTEREST. This Lien Instrument (i) shall be construed as a deed of trust on real property, and (ii) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this Lien Instrument shall terminate as provided in SECTION 12.1 hereof, a first and prior security interest under the Code as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Leases, Rents, and Reserves. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Trustee and Lender, a first and prior security interest in all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts, Leases, Rents, and Reserves to secure the full and timely payment of the Indebtedness and the


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full and timely performance and discharge of the Obligations. It is the intent of Borrower, Trustee, and Lender that this Lien Instrument encumber all Leases and Rents, that all items contained in the definition of "Leases" and "Rents" which are included within the Code be covered by the security interest granted in this ARTICLE X, and that all items contained in the definition of "Leases" and "Rents" which are excluded from the Code be covered by the provisions of
ARTICLE II and ARTICLE IX hereof.

        10.2 FINANCING STATEMENTS. Borrower hereby agrees with Lender to execute and deliver to Lender, in form and substance satisfactory to Lender, such "Financing Statements" and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.

        10.3 FIXTURE FILING. This Lien Instrument shall also constitute a "fixture filing" for the purposes of the Code. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties at the address of the parties set forth herein. For purposes of the security interest herein granted, the address of Debtor (Borrower) is set forth in the first paragraph of this Lien Instrument and the address of the Secured Party (Lender) is set forth in
ARTICLE I hereof. 10.4 REPRESENTATIVE WARRANTIES AND COVENANTS REGARDING UCC MATTERS. Borrower represents and warrants that (a) Borrower's name, identity, and state of organization are precisely as referred to in the first paragraph of this Lien Instrument; (b) Borrower has been using or operating under said name and identity without change since the date of Borrower's creation; and (c) the location of all tangible Personalty collateral is located upon the Land. Borrower covenants and agrees that Borrower shall furnish Lender with notice of any change in the matters, addressed by CLAUSE (A) OR (B) of this SECTION 10.4 within thirty (30) days prior to the effective date of any such change. Borrower authorizes Lender, at Borrower's cost, to execute and file instruments deemed necessary by Lender.

                                   ARTICLE XI

                             CONCERNING THE TRUSTEE

        11.1 NO REQUIRED ACTION. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Lender and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Lender.


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        11.2    CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

        11.3 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

        11.4 SUCCESSOR TRUSTEES. Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees


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are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Lien Instrument or applicable law.

        11.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

        11.6 SUCCESSION INSTRUMENTS. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

        11.7 NO REPRESENTATION BY TRUSTEE OR LENDER. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Lender pursuant to the Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Lender shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Lender.

                                  ARTICLE XII

                                  MISCELLANEOUS

        12.1 RELEASE. If the Indebtedness is paid in full in accordance with the terms of the Loan Documents, and if Borrower shall well and truly perform each and every one of the Obligations to be performed and discharged in accordance with the terms of the Loan Documents, then this conveyance shall become null and void and be released at Borrower's request and expense, and Lender shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents.

        12.2    PERFORMANCE AT BORROWER'S EXPENSE. Subject to the provisions of
SECTION 12.11 hereof, Borrower shall (i) pay all legal fees incurred by Lender in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (ii) reimburse Lender, promptly upon demand, for all amounts expended, advanced, or incurred by Lender to satisfy any obligation of Borrower under the Loan Documents, which amounts shall include all court costs, attorneys' fees (including, without


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limitation, for trial, appeal, or other proceedings), fees of auditors and accountants and other investigation expenses reasonably incurred by Lender in connection with any such matters; and (iii) any and all other costs and expenses of performing or complying with any and all of the Obligations. Except to the extent that costs and expenses are included within the definition of "Indebtedness," the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

        12.3 SURVIVAL OF OBLIGATIONS. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this SECTION 12.3 shall limit the obligations of Borrower as otherwise set forth herein.

        12.4 RECORDING AND FILING. Borrower will cause the Loan Documents (requested by the Lender) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Trustee or Lender shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

        12.5 NOTICES. All notices or other communications required or permitted to be given pursuant to this Lien Instrument shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested;
(ii) by delivering same in person to the intended addressee; or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated address of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth on page 1 and ARTICLE I of this Lien Instrument; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein.

        12.6 COVENANTS RUNNING WITH THE LAND. All Obligations contained in this Lien Instrument and the other Loan Documents are intended by Borrower, Trustee, and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Lien Instrument has been fully released by Lender.

        12.7 SUCCESSORS AND ASSIGNS. Subject to the provisions of SECTION 5.6 hereof, all of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives and all other persons claiming by, through, or under them.

        12.8 NO WAIVER; SEVERABILITY. Any failure by Trustee or Lender to insist, or any election by Trustee or Lender not to insist, upon strict performance by Borrower or others of any


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of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Trustee or Lender shall have the right at any time or times thereafter to insist upon strict performance by Borrower or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

        12.9 COUNTERPARTS. To facilitate execution, this Lien Instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Lien Instrument to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

        12.10 APPLICABLE LAW. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW.

        12.11 CONTROLLING AGREEMENT. It is expressly stipulated and agreed to be the intent of Borrower, Trustee and Lender at all times to comply with applicable Texas law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under Texas law) and that this section shall control every other covenant and agreement in the Loan Documents. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under any of the Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Indebtedness, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's, Trustee's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Indebtedness (or, if the Note and all other Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment


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in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby. Notwithstanding anything to the contrary contained in any of the Loan Documents, it is not the intention of Trustee and/or Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

        12.12 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

        12.13 RIGHTS CUMULATIVE. Lender shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Lender, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

        12.14 PAYMENTS. Remittances in payment of any part of the Indebtedness other than in the required amount in funds immediately available at the place where the Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or such other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

        12.15 EXCEPTIONS TO COVENANTS. Borrower shall not be deemed to be permitted to take any action or to fail to take any action with respect to any particular covenant or condition contained in any of the Loan Documents if the action or omission would result in the breach of any other covenant or condition contained in any of the Loan Documents which has not been


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specifically waived or consented to by Lender, nor shall Lender be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Indebtedness as a result of the breach of any other covenant or condition contained in any of the Loan Documents which has not been specifically waived or consented to by Lender.

        12.16 RELIANCE. Borrower recognizes and acknowledges that in entering into the loan transaction evidenced by the Loan Documents and accepting this Lien Instrument, Lender is expressly and primarily relying on the truth and accuracy of the foregoing warranties and representations set forth in ARTICLE III hereof without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the loan evidenced by the Loan Documents and accepting of this Lien Instrument; and that Lender would not be willing to make the loan evidenced by the Loan Documents and accept this Lien Instrument in the absence of any of such warranties and representations.

        12.17 HEADINGS. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

        12.18 CONSTRUCTION. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in SECTION 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

        12.19 ENTIRE AGREEMENT; AMENDMENT. THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

        12.20 WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS.


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        12.21   NOTICE OF INDEMNIFICATION: BORROWER HEREBY ACKNOWLEDGES AND
AGREES THAT THIS LIEN INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS, INCLUDING, BUT NOT LIMITED TO SECTIONS 7.1, 8.3 AND 9.5 HEREOF WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER'S OWN NEGLIGENCE.

        12.22 CONSTRUCTION FUNDS. A portion of the Indebtedness (the "CONSTRUCTION FUNDS") has been withheld by Lender, as reflected on the closing statement executed by Borrower in respect of the Indebtedness. Borrower agrees that the Construction Funds shall be used only to pay the costs of performing construction on the Mortgaged Property in the form of tenant improvements on a basis satisfactory to Lender, and for no other purpose. If Borrower desires to use the Construction Funds to pay the cost of approved tenant improvements on the Mortgaged Property, Borrower shall submit a request for the Construction Funds (or a portion thereof) to Lender together with invoices, lien waivers, and such other items as may be required by Lender. Lender shall have the right to approve or disapprove such a request from Borrower in the sole discretion of Lender. If any Construction Funds are held by Lender at such time as the Indebtedness is paid in full, Lender shall disburse the Construction Funds to Borrower upon such payment. Prior to such payment in full, any advances of the Construction Funds to Borrower shall be part of the Indebtedness and shall be secured by this Deed of Trust.


            (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)


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        EXECUTED effective as of the date first above written.

                                  BORROWER:

                                  BEHRINGER HARVARD WOODALL RODGERS LP,
                                  a Texas limited partnership

                                  By:  Behringer Harvard Woodall
                                       Rodgers GP, LLC,
                                       a Delaware limited liability company,
                                       its General Partner


                                      By: /s/ Gerald J. Reihsen, III
                                         ---------------------------------------
                                      Name: Gerald J. Reihsen, III
                                           -------------------------------------
                                      Title: Secretary
                                            ------------------------------------



STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS         ss.

        This instrument was ACKNOWLEDGED before me on the 9th day of February, 2004, by Gerald J. Reihsen, III, the Secretary of Behringer Harvard Woodall Rodgers GP, LLC, a Delaware limited liability company, the general partner of BEHRINGER HARVARD WOODALL RODGERS LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

[S E A L]                              /s/ Mary E. Hearnsberger
                                      ------------------------------------------
                                      Notary Public - State of Texas

My Commission Expires:
                                       Mary E. Hearnsberger
                                      ------------------------------------------
 June 17, 2006                        Printed Name of Notary Public
-------------------------------


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